Exhibit 10.39

AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT

This Amendment to Registration Rights Agreement (this “Amendment”) is made effective as of November 16, 2021, by and among Digital Brands Group, Inc., a Delaware corporation (the “Company”), FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (“FirstFire”), and Oasis Capital, LLC, a Puerto Rico limited liability company (“Oasis”) (each of the undersigned, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, the Company and Oasis previously entered into a Securities Purchase Agreement dated as of August 27, 2021 (the “Original Purchase Agreement”) pursuant to which the Company issued to Oasis a secured convertible note dated August 27, 2021 (the “Note”);

WHEREAS, in connection with the Original Purchase Agreement and the Note, the Company entered into that certain Registration Rights Agreement dated as of August 27, 2021 (the “RRA”) pursuant to which the Company granted to Oasis certain registration rights in connection with the Note and the securities issued thereunder;

WHEREAS, the Company, Oasis and FirstFire previously entered into an Amended and Restated Securities Purchase Agreement dated October 1, 2021 (the “Amended Purchase Agreement”), which amended and restated the Original Purchase Agreement in its entirety and provided for the issuance of an additional secured convertible note to FirstFire on the terms and conditions set forth therein;

WHEREAS, the Parties previously amended the RRA to provide for the joinder of FirstFire as an “Investor” thereunder;

WHEREAS, the Company and FirstFire have entered into a Securities Purchase Agreement dated November 16, 2021 (the “Second FirstFire Purchase Agreement”) which provides for the issuance of an additional convertible note to FirstFire on the terms and conditions set forth therein;

WHEREAS, in connection with the Second FirstFire Purchase Agreement, the Company shall issue (a) 30,000 additional shares of Common Stock to FirstFire and (b) 100,000 additional shares of Common Stock to Oasis, as set forth in the waivers and consents dated November 16, 2021 executed by each of FirstFire and Oasis (collectively, the “Waiver Shares”) in consideration of certain waivers and consents to the transactions contemplated by the Second FirstFire Purchase Agreement;

WHEREAS, the Parties desire that securities issuable further to the Second FirstFire Purchase Agreement and the Waiver Shares also be subject to the RRA; and

WHEREAS, Section 10 of the Security Agreement requires the consent of Oasis and FirstFire to amend the RRA.

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Capitalized Terms. Except as specifically set forth herein, capitalized terms not defined herein shall have the meaning set forth in the RRA.

2.	Effect of this Amendment. The RRA will remain in full force and effect except as expressly modified by this Amendment.

3.	Amendments.

3.1           The references to “Purchase Agreement” in the RRA shall refer to the Amended Purchase Agreement and the Second FirstFire Purchase Agreement as defined herein.

3.2           The reference to “Registrable Securities” in the RRA shall include reference to the securities issuable under the Amended Purchase Agreement and the Second FirstFire Purchase Agreement and the Waiver Shares.

3.3           Section 2.a. of the RRA shall be amended and restated in its entirety as follows (bolded text indicates amendment for reference purposes only):

“Registration. The Company shall, by November 30, 2021, file with the SEC an initial Registration Statement on Form S-1 covering the maximum number of Registrable Securities as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Investor, including but not limited to under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices), as mutually determined by both the Company and the Investor in consultation with their respective legal counsel (the “Initial Registration Statement”).The Initial Registration Statement shall register only Registrable Securities. The Company shall use its best efforts to have the Initial Registration Statement and any amendment thereto declared effective by the SEC at the earliest possible date (in any event, within 120 calendar days after funds are received by the Company from Investor).”

4.             Counterparts and Signatures. This Amendment may be executed in one or more counterparts and each of such counterparts shall be deemed to be an original for all purposes, and all of such counterparts shall together constitute one and the same instrument. It is agreed that an original, photocopy, PDF or facsimile copy of a signature may serve as an original. No objection shall be raised as to the authenticity of any signature due solely to the fact that said signature is represented in a photocopy, PDF or facsimile copy.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment effective as of the date first above written.

Company:

DIGITAL BRANDS GROUP, INC.

By:	/s/ John Hilburn Davis IV
Name:	John Hilburn Davis IV
Title:	Chief Executive Officer

Investors:

OASIS CAPITAL, LLC

By:	/s/ Adam Long
Name:	Adam Long
Title:	Manager

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By:	FirstFire Capital Management, LLC

By:	/s/ Eli Fireman
Name:	Eli Fireman
Title:	Manager